SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS III

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Manulife Investments | John Hancock

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/jhfunds2025
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the card at hand.
2. Call toll-free: 855-995-1705
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the card.
3. Sign, date, and return the card in the envelope provided.

TRUST NAME PRINTS HERE
FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE
SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned, an owner or participant in an annuity or life insurance contract (the "Contract") of the above-referenced Fund (the "Fund"), a series of the above-referenced Trust (the "Trust"), hereby appoints and authorizes the above-referenced company (the "Company"), to vote and act with respect to all shares of the Fund, which are attributable to the undersigned's participation in the Contract, at the Special Joint Meeting of Shareholders of the Fund (the "Meeting") to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on November 12, 2025 at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged.

THE COMPANY WILL VOTE THE SHARES REPRESENTED BY THIS CARD IN ACCORDANCE WITH THE CHOICES MADE ON THIS CARD. IF THIS CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS CARD WILL BE VOTED "FOR" THE PROPOSAL. IF YOU FAIL TO RETURN THIS CARD, THE COMPANY WILL VOTE THE SHARES ATTRIBUTABLE TO THE ACCOUNT VALUE IN THE SAME PROPORTION AS VOTES CAST BY CONTRACT OWNERS IN THE SAME SEPARATE ACCOUNT, WHEN APPLICABLE.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable   Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100365_JHRetail VIC

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on November 12, 2025.The Proxy Statement for this Meeting is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-election-of-trustees-proxy-statement EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE CAST YOUR VOTE TODAY!YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please detach at perforation before mailing. SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR ALLWITHHOLD ALLFOR ALL EXCEPT*1.Election of five Trustees as members of the Board of Trustees of the Trust: (01)Kristie M. Feinberg(02)William K. Bacic(03)Thomas R. Wright(04)Christine L. Hurtsellers(05)Kenneth J. Phelan*Instructions: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

PO Box 211230, Eagan, MN 55121-9984

IMPORTANT PROXY INFORMATION

YOUR VOTE COUNTS!

TRUST NAME PRINTS HERE

You invested in the Trust named above. Please read carefully before voting. This is not a votable ballot.

As a shareholder of record on August 27, 2025, you have the right to vote on a proposal being presented at the Special Joint Meeting of Shareholders. The Special Joint Meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on November 12, 2025, at 2:00 p.m., Eastern Time.

This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 12, 2025. View the Proxy Statement online at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-election-of-trustees-proxy-statement

You can receive a free paper or email copy of the material(s) by requesting prior to October 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may:

(1) Visit: www.eproxyaccess.com/jhnotice2025

(2) Call: 1-888-487-9549

(3) Email: sendmaterial@info.sodali.com Please include your control number (indicated below) in the subject line.

Unless requested in one of the above options, you will not otherwise receive a paper or email copy.

Scan QR code for complete information and to vote	CONTROL NUMBER

100365_JHRetail_N&A

THIS IS NOT A VOTABLE BALLOT

The following is an overview of the proposal on which you are being asked to vote. Please note that this proposal is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor are they related to the current state of the financial markets. You will find a detailed explanation of the proposal in the proxy materials located: https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-election-of-trustees-proxy-statement

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. You are strongly encouraged to read the proxy statement before voting, as it contains further explanation and important details of the proposal.

You are being asked to approve the following proposal:

1.	Election of five Trustees as members of the Board of Trustees of each of the Trusts:

(01)	Kristie M. Feinberg

(02)	William K. Bacic

(03)	Thomas R. Wright

(04)	Christine L. Hurtsellers

(05)	Kenneth J. Phelan

All shareholders of each Trust will vote separately on the Proposal.

The Board of Trustees of the Trusts recommends that shareholders vote “FOR” the Proposal.

For complete information and to vote, visit www.proxyvotenow.com/jhfunds2025

100365_JHRetail_N&A

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement

The undersigned, revoking previous proxies, hereby appoints) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru: Christopher L. Sechler. Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each: to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the ‘Trust’), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 or November 12. 2025 at 2:00 p.m., Eastern Time, and at any adjournments) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or. if only ore votes and acts, then by that one. Receipt of the Notice of Special Joint Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Prosy Statement